UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street, Chapel Hill, North Carolina 27514
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ITIC	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2022, Investors Title Company (the “Company”) entered into an Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”) with Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “Rights Agent”). The Amended and Restated Rights Agreement amends and restates the Rights Agreement, dated as of November 12, 2002, between the Company and the Rights Agent, as amended and restated on August 9, 2010, amended on August 22, 2010, and amended and restated on October 31, 2012. The purpose of the Amended and Restated Rights Agreement is, among other things, to (1) extend the Final Expiration Date (as defined in the Amended and Restated Rights Agreement) of the rights from October 31, 2022 to September 30, 2032, (2) increase the Purchase Price from $220 for each one one-hundredth of a Preferred Share to $525 for each one one-hundredth of a Preferred Share, (3) provide certain changes to Section 1(b) of the Amended and Restated Rights Agreement, including the addition of a defined term “Acting in Concert” (as defined in the Amended and Restated Rights Agreement), which, subject to exception, adds Persons (as defined in the Amended and Restated Rights Agreement) who knowingly act in concert or toward a common goal relating to changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect to the definition of “Beneficial Owner” (and related definitions, as defined in the Amended and Restated Rights Agreement), where certain demonstrable facts are present, and (4) make certain other technical and conforming changes that the Company determined were necessary or desirable.

The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed hereto as Exhibit 4.1 and is incorporated herein by reference. All capitalized term used but not otherwise defined herein have the meanings ascribed to such terms in the Amended and Restated Rights Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated in its entirety into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Rights Agreement, dated September 30, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTORS TITLE COMPANY

Date: October 3, 2022	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Principal Financial Officer and
Principal Accounting Officer